Exhibit 10.1

SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

This Second Amendment to Executive Employment Agreement (the “Second Amendment”) is made and entered effective as of February 1, 2023 (the “Effective Date”) by and between Spero Therapeutics, Inc., a Delaware corporation (“Company”), and Timothy Keutzer (“Executive”) (each a “Party” and collectively, the “Parties”).

BACKGROUND

WHEREAS, Company currently employs Executive under the terms of an Executive Employment Agreement dated January 1, 2020, as amended by that certain Amendment to Executive Employment Agreement, effective as of November 10, 2022 (as amended, the “Employment Agreement”);

WHEREAS, Company desires to amend certain terms upon which it engages Executive in accordance with the Employment Agreement and this Second Amendment; and

WHEREAS, Executive is willing to serve as such in accordance with the terms and conditions of the Employment Agreement and this Second Amendment.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Employment Agreement as follows:

1.
Each reference to “Chief Development Officer” in the Employment Agreement is hereby amended and restated to read “Chief Operating Officer”.

2.
The first sentence of Section 3(a) of the Employment Agreement is hereby amended and restated in its entirety with the following:

(a) Base Salary. Company shall pay Executive a base salary (the “Base Salary”) at the annual rate of Four Hundred Fifty-Nine Thousand Dollars ($459,000).

3.
Except as expressly set forth in this Second Amendment, the provisions of the Employment Agreement shall remain in full force and effect, in their entirety, in accordance with their terms.

This Second Amendment may be executed in two or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For all purposes, an electronic signature shall be treated as an original.

[signatures appear on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first written above.

COMPANY:

Spero Therapeutics, Inc.

By: /s/ Ankit Mahadevia, M.D.

Name: Ankit Mahadevia, M.D.

Title: Chief Executive Officer

EXECUTIVE:

Timothy Keutzer

/s/ Timothy Keutzer

[Signature Page to Amendment to Executive Employment Agreement]